Exhibit 99.1

Wrap Technologies Appoints TJ Kennedy as CEO and Kevin Mullins as President

TJ Kennedy, Independent Director on Wrap’s Board, to Serve as Chief Executive Officer Following a Thorough Search Process

Kevin Mullins, Former President and Chief Executive Officer of Intrensic, to Serve as President

New Appointments of Industry Veterans Will Support Wrap’s Pursuit of Growth in $50+ Billion Estimated Addressable Market

TEMPE, Arizona – April 18, 2022 (BUSINESS WIRE) – Wrap Technologies, Inc. (Nasdaq: WRAP) (“Wrap” or the “Company”), a global leader in innovative public safety technologies and services, today announced that it has appointed TJ Kennedy as Chief Executive Officer and Kevin Mullins as President, effective immediately.

The appointments of Messrs. Kennedy and Mullins reflect Wrap’s commitment to evolving and maturing as a technology company in the rapidly growing public safety solutions market. They have decades of experience helping technology and public safety companies build growth-oriented cultures and platforms around innovative products and solutions. Wrap’s Board of Directors (the “Board”) has determined that Messrs. Kennedy and Mullins have the right backgrounds and expertise to grow global demand for the BolaWrap 150 and ultimately diversify the Company’s suite of offerings for existing customers and new segments of the market.

During the Board’s search process, Messrs. Kennedy and Mullins demonstrated a comprehensive understanding of the steps required to attain scale and market leadership over the long-term. They are committed to implementing a structured operating plan to enhance Wrap’s capabilities in areas such as research and development, sales, supply chain and strategic investments. The Board is confident that this rebuilt management team will bring a new level of strategic thinking and operational expertise to Wrap.

Wayne Walker, Chairman of the Board, commented:

“Our Board has spent the past twelve weeks searching for the right leaders to oversee Wrap’s evolution into a more dynamic and diversified public safety solutions provider. We are pleased that our thorough process has resulted in the appointments of TJ and Kevin, who are uniquely equipped to develop a broader set of technology-driven offerings to complement the BolaWrap 150. TJ and Kevin bring proven track records of helping companies innovate, commercialize, and sell high quality products and services to global law enforcement. They have also demonstrated to us that they have a firm understanding of Wrap’s opportunity set and see practical ways to meet the needs of existing and new customers.”

TJ Kennedy Biography

Mr. Kennedy is a seasoned corporate leader with nearly three decades of experience in the technology and public safety sectors. Throughout his career, he has driven organizational excellence and executed multifaceted business strategies that have produced strong results for customers, employees, shareholders and first responders. He also brings unique perspective as a law enforcement officer in the field.

Notably, Mr. Kennedy previously led one of the largest public safety technology endeavors in recent history, FirstNet, which provides mission critical connectivity to police officers, firefighters and EMS personnel across the United States. The FirstNet authority oversees the public safety LTE network in all 50 states, five territories and the District of Columbia, while serving more than 3 million first responder connections and over 19,500 public safety agencies. The success of FirstNet has led to lower costs for public safety, more choices and specialized solutions that include hundreds of approved devices and public safety applications.

Additionally, Mr. Kennedy has served as a member of Wrap’s Board since 2021, providing him unique insight into the Company’s go-forward opportunities. Most recently, he was the Chief Executive Officer, President, and a director of Qumu, Inc., a SaaS company, since July 2020.

Kevin Mullins Biography

Kevin Mullins is an experienced corporate executive with a track record of taking public safety technology companies from concept to growth to profitability. Some of his notable accomplishments include creating an innovative body worn camera and bringing a SaaS-based digital evidence management system company to market. He possesses a deep understanding of global public safety technology industries with extended sales cycles, and city and county budgetary requirements. For the past eight years, he has served as the President and Chief Executive Officer of Intrensic, a premier digital evidence and video management software solutions company. During his tenure, he led the development of new technology and set the direction of the business, and was instrumental in marketing its solutions to public safety agencies.

Scot Cohen, co-founder, director and a sizable shareholder of Wrap, added:

“We believe Wrap has tremendous potential to grow its footprint in what is currently estimated to be a more than $50 billion addressable market. When we look at TJ and Kevin’s backgrounds, we see two leaders that have the ability to help us reach more customers with more products and more solutions as this market evolves. As a sizable shareholder, I could not be more pleased with them being at the helm.”

About Wrap

WRAP Technologies (Nasdaq: WRAP) is a global leader in innovative public safety technologies and services. WRAP develops creative solutions to complex issues and empowers public safety officials to protect and serve their communities through its portfolio of advanced technology and training solutions.

WRAP’s BolaWrap® Remote Restraint device is a patented, hand-held pre-escalation and apprehension tool that discharges a Kevlar® tether to temporarily restrain uncooperative suspects and persons in crisis from a distance. Through its many field uses and growing adoption by agencies across the globe, BolaWrap is proving to be an effective tool to help law enforcement safely detain persons without injury or the need to use higher levels of force.

WRAP Reality, the Company’s virtual reality training system, is a fully immersive training simulator and comprehensive public safety training platform providing first responders with the discipline and practice in methods of de-escalation, conflict resolution, and use-of-force to better perform in the field.

WRAP’s headquarters are in Tempe, Arizona. For more information, please visit wrap.com.

Trademark Information

BolaWrap, Wrap and Wrap Reality are trademarks of Wrap Technologies, Inc. All other trade names used herein are either trademarks or registered trademarks of the respective holders.

Cautionary Note on Forward-Looking Statements – Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to: statements regarding the Company’s overall business; total addressable market; and, expectations regarding future sales and expenses. Words such as “expect”, “anticipate”, “should”, “believe”, “target”, “project”, “goals”, “estimate”, “potential”, “predict”, “may”, “will”, “could”, “intend”, and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Moreover, forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the Company’s ability to successfully implement training programs for the use of its products; the Company’s ability to manufacture and produce product for its customers; the Company’s ability to develop sales for its new product solution; the acceptance of existing and future products, including the acceptance of the BolaWrap 150; the risk that distributor and customer orders for future deliveries are modified, rescheduled or cancelled in the normal course of business; the availability of funding to continue to finance operations; the complexity, expense and time associated with sales to law enforcement and government entities; the lengthy evaluation and sales cycle for the Company’s product solution; product defects; litigation risks from alleged product-related injuries; risks of government regulations; the business impact of health crises or outbreaks of disease, such as epidemics or pandemics; the ability to obtain export licenses for countries outside of the US; the ability to obtain patents and defend IP against competitors; the impact of competitive products and solutions; and the Company’s ability to maintain and enhance its brand, as well as other risk factors mentioned in the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, and other SEC filings. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Contacts

For Investors:
Paul M. Manley
VP – Investor Relations
(612) 834-1804
pmanley@wrap.com

For Media:
Greg Marose / Ashley Areopagita
Longacre Square Partners
(646) 386-0091
gmarose@longacresquare.com / aareopagita@longacresquare.com